EXHIBIT 10.2

Schedule of employee directors and officers who signed Indemnity Agreements substantially identical to Exhibit 10.18 to the Allied Waste Industries, Inc. Form 10-Q for the quarter ended March 31, 2004, as filed on May 6, 2004.

Name of Employee
Robert A. Alberico
Michael S. Burnett
James E. Gray
Steven M. Helm
Dale Parker
Greg Reddy
Donald W. Slager
James G. Van Weelden
Jo Lynn White
Douglas W. Borro
Charles H. Cotros
Peter S. Hathaway
Thomas P. Martin
John S. Quinn
Thomas W. Ryan
Donald A. Swierenga
Thomas H. Van Weelden